Exhibit 10.68

FRIENDFINDER NETWORKS INC.

STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT (this "Agreement"), dated as of                 (the "Grant Date"), between FriendFinder Networks Inc., a Nevada corporation (the "Company") and                                 ("Participant").

WHEREAS, Participant is currently an employee of the Company; and

WHEREAS, the Company desires to grant to Participant an option to purchase shares of Common Stock, $0.01 par value per share, of the Company ("Common Stock") in the amount, and subject to the terms and conditions, set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, intending to be legally bound hereby, the parties hereto agree as follows:

1.

Grant of Option.

(a)

The Company hereby grants to Participant an option (the "Option") to purchase                  shares (the "Shares") of Common Stock at a per-Share purchase price equal to the per-Share price offered to the public at the time of an IPO (the "Exercise Price").  The Company shall cause certificates for any Shares purchased pursuant to the exercise of any portion of this option to be delivered to Participant upon payment of the Exercise Price in full, all subject to the terms and conditions hereinafter set forth.  The Option granted hereby is intended as an incentive stock option and is intended to comply with Section 409(A) of the Code.

(b)

The Option granted to Participant pursuant to this Agreement is granted pursuant to the FriendFinder Networks Inc. 2008 Stock Option Plan (the "Plan"), a true and correct copy of which is attached hereto as Exhibit A.  The provisions of the Plan are incorporated herein by reference.  Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meaning set forth in the Plan.

2.

Vesting.  Subject to Section 3(b) below, this Option shall vest to the extent of twenty percent (20%) on the first anniversary of the date hereof and an additional twenty percent (20%) on each of the succeeding four anniversaries of the date hereof (each vesting date specified therein is hereafter referred to as a "Vesting Date"); provided, however, that the Participant may exercise the vested portion of the Option only after that date which is 18 months after the date of an IPO (such date being hereinafter called the “Effective Date”).

3.

Term and Termination.

(a)

This Option shall expire on the date that is ten (10) years from the Grant Date (the "Expiration Date"); provided, that:

(i)

if Participant's employment is terminated for cause or by Participant’s resignation, the entire portion of this Option not theretofore exercised shall terminate effective as of the date of termination;

(ii)

if Participant's employment is terminated as a result of the death of Participant, this Option may be exercised, to the extent vested on the date of Participant's death, by Participant's Designated Beneficiary (or, if none has been effectively designated, by his or her executor, administrator or person to whom his or her rights under the Option shall pass by will or by the laws of descent and distribution) at any time prior to the earlier of (i) the date that is three months after death and (ii) the Expiration Date; and

(iii)

if Participant's employment is terminated for any reason other than by the Company for cause, Participant's resignation or Participant's death this Option may be exercised, to the extent vested on the effective date of termination of Employment, at any time prior to the earlier of (i) the date that is three months after the effective date of termination and (ii) the Expiration Date.  Without limiting the generality of the foregoing, if Participant is permanently and totally disabled (within the meaning of section 105(d)(4), or any successor section, of the Code), this Option may be exercised, to the extent vested on the date of disability, by Participant (or his or her legal representative) at any time prior to the earlier of (i) the date that is three months after the date of such disability and (ii) the Expiration Date.

(b)

Participant may exercise all or part of this Option at any time before its expiration pursuant to Section 3(a), but only to the extent that this Option had become exercisable for vested shares on the exercise date.  Upon termination of Participant's Employment for any reason, this Option shall expire immediately with respect to the number of Shares for which this Option is not yet exercisable.  In the event that the Participant dies after termination of Employment but before the earlier of (i) the date that is three months after the effective date of termination and (ii) the Expiration Date, all or part of this Option may be exercised (prior to the Expiration Date) by the Participant's Designated Beneficiary (or, if none has been effectively designated, by his or her executor, administrator or person to whom his or her rights under the Option shall pass by will or by the laws of descent and distribution).

(c)

Nothing contained in this Agreement shall limit or be deemed to limit the Company's rights to terminate the Participant's Employment.

4.

No Transfer of Option.  This Option may not be transferred by the Participant except by will or the laws of descent and distribution.  This Option may not be exercised during the Participant’s lifetime except by the Participant.  The term "transfer" shall include assign, dispose, pledge or hypothecate whether by operation of law or otherwise, or be made subject to sale under execution, attachment or similar process of this Option or any right or interest in this Option.  Any attempted transfer or other disposition of this Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon this Option, shall be null and void and without effect.

5.

Payment of Exercise Price and Tax Withholding.  On the date of the exercise of this Option, payment of the Exercise Price for the number of Shares with respect to which this Option is being exercised shall be made to the Company at the Company’s principal office, and shall be made at the option of the Participant (i) in cash or by personal or certified check, (ii) by delivery of Common Stock certificates (in negotiable form) representing shares of Common Stock (not subject to limitations on transfer) having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock with respect to which this Option is being exercised, (iii) through net exercise, using shares of Common Stock to be acquired upon exercise of this option, such shares of Common Stock being valued at their Fair Market Value on the date of exercise, or (iv) through such other form of consideration as is deemed acceptable by the Committee.  If the Participant does not make a choice as to the above, the exercise will be through net exercise using shares of Common Stock to be acquired upon exercise of this Option against payment of the exercise price and any withholding taxes due.  In addition and at the time of exercise, as a condition of delivery of the Common Stock, the Participant shall remit to the Company all required federal, state and local withholding tax amounts in the manner determined by the Committee.

6.

Investment Representation.  Upon the exercise of this Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended, relating to the Shares subject to this Option, the Participant hereby represents and warrants, and by virtue of such exercise shall be deemed to represent and warrant, to the Company that such Shares shall be acquired for investment and not with a view to the distribution thereof, and not with any present intention of distributing the same, and the Participant shall provide the Company with such further representations and warranties as the Company may require in order to ensure compliance with applicable federal and state securities, blue sky and other laws.

7.

Limitations on Exercise of Option.  This Option shall not be exercisable, and no shares of Common Stock subject to this Option shall be purchased upon the exercise of this Option, unless and until the Company and the Participant shall have complied with all applicable federal or state registration, listing and qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction, unless the Committee has received evidence satisfactory to it that the Participant may acquire such shares pursuant to an exemption from registration under the applicable securities laws.  Any determination in this connection by the Committee shall be final, binding and conclusive.  The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

8.

No Rights as Common Stockholder.  The Participant shall not be, nor shall a transferee of an Participant be, nor have any of the rights or privileges of, a holder of Common Stock in respect of any Shares purchasable upon the exercise of any part of this Option unless and until certificates representing such shares shall have been issued by the Company to such holder.  No adjustments shall be made, except as provided in Section 9 below, nor shall the Company have any obligation to issue any dividends or otherwise afford any rights to which shares of Common Stock are entitled, until the date of the issuance to the Participant of such certificates.

9.

Adjustments.  If at any time while this Option is outstanding, the number of outstanding shares of Common Stock is changed by reason of a reorganization, recapitalization, Common Stock split or any of the other events described in Section 9 of the Plan, the number and kind of shares of Common Stock subject to this Option, and/or the exercise price of such shares, shall be adjusted in accordance with Section 9 of the Plan.

10.

Prohibition Against Retention And Use Of Confidential Information.  Participant recognizes and agrees that any proprietary, secret or confidential information of Company including, without limitation, knowledge or information relating to its trade secrets, business methods, the names or requirements of its customers or clients or the terms of any contract or other agreement between the Company and third parties, to the extent that the same are not available to the public as a result of any action on Participant's part, are and will be of great value to Company and shall at all times be kept confidential ("Confidential Information").  To ensure that employees do not improperly use Confidential Information to compete against the Company upon termination of employment, Participant agrees as follows:

(a)

Return Of Confidential Information.  Upon termination of Participant's employment with the Company, Participant shall promptly deliver or return to Company, and shall not retain any copies of, all Confidential Information in Participant’s possession, custody or control.

(b)

Non-Solicitation Of Employees.  Participant shall not, for one year following termination of employment for any reason, directly or indirectly solicit, or directly or indirectly participate in the solicitation of, any employee of the Company to leave his or her employment or to accept employment with any other person or entity.  As used in this paragraph, the term, "participate" shall mean: identifying Initiative employees to be hired, providing input concerning the competency of the Company’s employees, participating in any employer's interview or selection process with respect to any employee of the Company, and providing any Confidential Information concerning any employee of the Company to any person.

(c)

Non-Solicitation Of Clients Using Confidential Information.  Participant further agrees that, for the one year period following termination for any reason, Participant shall not directly or indirectly solicit the business of, or perform any services for, any actual or prospective client of the Company as to whom Participant had access to Confidential Information during the course of Participant's employment with the Company.  Participant further agrees that, during this one year period, Participant shall not encourage or assist any other person or entity to solicit or provide services to any client of the Company covered by this section, and shall not otherwise seek to encourage or induce any such client to cease doing business with, or lessen its business with, the Company.

(d)

Covenant Not To Compete By Use Of The Company's Confidential Information.  Participant further agrees that, during the term of this Agreement, and at any time after the termination of this Agreement for any reason, Participant shall not engage in competition with the Company while making use of the Company’s Confidential

(e)

Reasonableness.  Participant agrees that each provision of this Section 10 is reasonable and necessary for the protection of the Company; that each such provision is and is intended to be divisible; that if any such provision (including any sentence, clause or part) shall be held contrary to law or invalid or unenforceable in any respect in any jurisdiction, or as to any one or more periods of time, areas or business activities, or any part thereof, the remaining provisions shall not be affected but shall remain in full force and effect as to the other and remaining parts; and that any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable in such jurisdiction.  Participant further recognizes and agrees that any violation of any of his or her agreements in this Section 10 would cause such damage or injury to the Company as would be irreparable and the exact amount of which would be impossible to ascertain and that, for such reason, among others, the Company shall be entitled, as a matter of course, to injunctive relief from any court of competent jurisdiction restraining any further violation, and that the Company shall not be required to post any bond or other security in connection with such injunctive relief.  Such right to injunctive relief shall be cumulative and in addition to, and not in limitation of, all other rights and remedies which the Company may possess.

(f)

Survival.  The provisions of this Section 10 shall survive the expiration or termination of this Agreement for any reason.

11.

Notices.  Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof at the Company’s offices.  Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.

12.

Terms of Plan.  This Agreement shall be subject to all of the terms and conditions of the Plan.  If there is any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

13.

Construction.  The interpretation of this Agreement is vested in the Committee, and the Committee’s interpretation shall be final and conclusive.

14.

Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Florida, without giving effect to the choice of law principles thereof.

15.

Disclosure Regarding Maximum Amount of Incentive Stock Option Grant.  In accordance with Section 422(d) of the Code and Section 12 of the Plan, Participant hereby acknowledges that for federal income tax purposes this Option shall be treated as an incentive stock option only to the extent that the aggregate Fair Market Value of Common Stock (determined as of the date of grant) with respect to which this Option is exercisable for the first time by the Participant during any calendar year is equal to or less than $100,000, and otherwise shall be treated as a non-qualified stock option.   The Participant is advised to consult with his or her individual tax advisor to review the tax consequences of this limitation.

Signature page follows.

IN WITNESS WHEREOF, the Company and Participant have caused this Stock Option Agreement to be duly executed on the day and year first above written.

FRIENDFINDER NETWORKS INC.

By:

Name:

Title:

[PARTICIPANT]

Exhibit A

FriendFinder Networks Inc. 2008 Stock Option Plan

PENTHOUSE MEDIA GROUP INC.

2008 STOCK OPTION PLAN

1.

Purpose of Plan.  This 2008 Stock Option Plan (the “Plan”) is designed to assist Penthouse Media Group Inc. (the “Company”) in attracting and retaining the services of Employees (as hereinafter defined), Non-Employee Directors (as hereinafter defined) and such consultants as may be designated and to provide them with an incentive and inducement to contribute fully to the further growth and development of the business of the Company and its subsidiaries.

2.

Legal Compliance.  It is the intent of the Plan that all options granted under it shall be either “Incentive Stock Options” (“ISOs”), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options (“NQOs”); provided, however, ISOs shall be granted only to Employees of the Company.  An option shall be identified as an ISO or NQO in writing in the document or documents evidencing the grant of the option.  All options that are not so identified as ISOs are intended to be NQOs.  It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”).  To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

3.

Definitions.  In addition to other definitions contained elsewhere in the Plan, as used in the Plan the following terms have the following meanings unless the context requires a different meaning:

(a)

“Board” means the Board of Directors of the Company.

(b)

“Code” means the Internal Revenue Code of 1986, as the same may from time to time be amended.

(c)

“Committee” means the committee referred to in Section 5 hereof.

(d)

“Common Stock” means the Common Stock of the Company.

(e)

“Designated Beneficiary” means the person(s) designated by an optionee to be entitled on his or her death to any remaining rights arising out of an option, such designation to be made in accordance with such regulations as the Committee or Board may establish.

(f)

“Employee” means any individual who is a common-law employee of the Company or any direct or indirect subsidiary thereof.

(g)

“Fair Market Value” means the closing price of the Common Stock on a national securities exchange on the date immediately preceeding the date of grant (the “Closing Price”) or if the Common Stock is not traded on a national securities exchange, the Closing Price on Nasdaq or any other automated quotation system, or if the Common Stock shall not be included in any automated quotation system, as determined by the Committee or the Board in good faith based on all relevant factors.

(h)

“Non-Employee Director” means a director who is not currently an officer of or employed by the Company or any of its majority-owned direct or indirect subsidiaries.

(i)

“Stock Options” means any stock options granted to an optionee under the Plan.

(j)

“Stock Option Agreement” means a stock option agreement entered into pursuant to the Plan.

4.

Stock Options; Stock Subject to Plan.

The stock to be issued upon exercise of Stock Options granted under the Plan shall consist of authorized but unissued shares, or of treasury shares, of Common Stock, as determined from time to time by the Board.  The maximum number of shares for which Stock Options may be granted under the Plan is 26,879,960 shares, subject to adjustment as provided in Section 9 of the Plan.  If any Stock Option granted under the Plan should expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares shall become available for new option grants.

5.

Administration.

(a)

The Plan shall be administered by the Compensation Committee or, if such Committee is not appointed, then it shall be administered by the Board.  Options may be granted by the Board or the Committee.  For purposes of the Plan, the Board or its appointed Committee shall be referred to as the “Committee.”  The Committee, if any, shall be appointed by the Board and shall consist of not less than two members.  The Board shall establish the number of members to serve on the Committee, shall fill all vacancies or create new openings on the Committee, and may remove any member of the Committee at any time with or without cause.  The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine.  The Committee shall keep minutes of its meetings and of actions taken by it without a meeting.  A majority of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

(b)

Unless otherwise determined by the Board, the Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to (i)  prescribe, amend and rescind rules and regulations relating to the Plan; (ii)  interpret the Plan and the respective Stock Options; and (iii)  make all other determinations necessary or advisable for administering the Plan.  All determinations and interpretations by the Committee or the Board shall be binding and conclusive upon all parties.  No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any Stock Option granted under it.

(c)

The provisions of this Section 5 shall survive any termination of the Plan.

6.

Grants of Options.

(a)

Employees, including Employee directors, Non-Employee Directors and consultants, shall be eligible to be selected by the Committee to receive Stock Option grants.

(b)

Subject to the provisions of the Plan, the Committee shall determine and designate the persons to whom grants will be made, the number of Stock Options to be granted and the terms and conditions of each grant.

7.

Terms and Exercise of Stock Option.

(a)

Unless otherwise determined by the Committee, each Stock Option shall terminate no later than ten (10) years (or such shorter term as may be fixed by the Committee) after the date on which it shall have been granted.  The date of termination pursuant to this paragraph is referred to hereinafter as the “termination date” of the option.

(b)

Each Stock Option shall vest to the extent of twenty percent (20%) on the first anniversary of the date the option is granted to an Optionee and an additional twenty percent (20%) on each of the succeeding four anniversaries of the date of the grant; provided, however, that an Optionee may exercise the vested portion of a Stock Option only after that date which is 18 months after the date of an Initial Public Offering of the Company’s Common Stock (an “IPO”) (such date being hereinafter called the “Effective Date”).  Notwithstanding the foregoing, the Committee shall have the authority to establish a different vesting schedule at the time of grant with respect to any Stock Option.

(c)

The Company is authorized to place “stop orders” on its books to prevent any transfer of shares of Common Stock by shareholders in violation of this Plan.  In the event any Stock Option is exercisable in installments, any shares which may be purchased during such year or other period may be purchased at any times or from time to time during the term of the option unless otherwise provided in the Stock Option Agreement.

(d)

A Stock Option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office.  The notice shall specify the number of shares as to which the Stock Option is being exercised and shall be accompanied by payment in full of the purchase price for such shares; provided, however, that an optionee at his or her discretion may, in lieu of cash payment, to the Company, (i) deliver Common Stock already owned by him or her, valued at Fair Market Value on the date of delivery, as payment for the exercise of any Stock Option provided such shares have been owned by the optionee for at least six months prior to exercise or were not acquired, directly or indirectly, from the Company, or (ii) instruct a broker to notify the Company of optionee’s exercise and sell stock to cover the exercise price and tax withholding.  In the event a Stock Option is being exercised, in whole or in part pursuant to Section 8(c) hereof by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said Stock Option.  An optionee shall not, by virtue of the granting of a Stock Option, be entitled to any rights of a shareholder in the Company and such optionee shall not be considered a record holder of shares purchased by him or her until the date on which he or she shall actually be recorded as the holder of such shares upon the stock records of the Company.  The Company shall not be required to issue any fractional shares upon exercise of any Stock Option and shall not be required to pay to the person exercising the Stock Option the cash equivalent of any fractional share interest unless so determined by the Committee.

(e)

In the event an optionee elects to deliver Common Stock already owned by such optionee or to request that Common Stock be withheld in accordance with subsection (d) above, upon exercise of a Stock Option granted hereunder, the Company shall be entitled to require as a condition thereto that the optionee remit an amount which the Company deems sufficient to satisfy all Federal, state and other governmental withholding tax requirements related thereto.  The Company shall have the right, in lieu of or in addition to the foregoing to withhold such sums from compensation otherwise due to the optionee.

8.

Other Stock Option Conditions.

(a)

Except as expressly permitted by the Board, no Stock Option shall be transferred by the optionee otherwise than by will or by the laws of descent and distribution.  During the lifetime of the optionee the Stock Option shall be exercisable only by such optionee, by his or her legal representative or by a transferee permitted under the terms of the grant of the Stock Option.

(b)

Unless otherwise determined by the Committee, in the event of the termination of an optionee’s employment by the Company at any time for any reason (excluding disability or death), the portion of his or her Stock Option which is exercisable at the date of termination of employment and all rights thereunder shall terminate on the date of termination of the optionee’s relationship with the Company, except that the optionee shall have the right to exercise his or her Stock Option (to the extent that the optionee was entitled to exercise it as of the date of termination), within three (3) months of the date of termination, but in no event later than the termination date of his or her Stock Option; provided, however, if the optionee is terminated for cause or by optionee’s resignation, the Stock Option shall terminate at 5:00 p.m. on the date of termination of employment.  The Committee or the Board may determine, in their sole discretion, whether the date of termination will be based on the last day the optionee performed services for the Company rather than the date of termination.  Notwithstanding the foregoing, unless otherwise determined by the Committee, in the event an optionee is permanently and totally disabled (within the meaning of section 105(d)(4), or any successor section, of the Code), the portion of his or her Stock Option which is exercisable at the date of disability and all rights thereunder shall be exercisable by the optionee (or his or her legal representative) at any time within three (3) months of termination of employment -- but in no event later than the termination date of his or her Stock Option.

(c)

Unless otherwise determined by the Committee, if an optionee shall die while in the employ of the Company, the portion of his or her Stock Option which is exercisable at the date of death may be exercised by his or her Designated Beneficiary (or if none has been effectively designated by his or her executor, administrator or the person to whom his or her rights under his or her Stock Option shall pass by will or by the laws of descent and distribution) at any time within three (3) months after the date of death, but not later than the termination date of his or her Stock Option.

(d)

Nothing in the Plan or in any Stock Option granted pursuant hereto shall confer on an Employee any right to continue in the employ of the Company or prevent or interfere in any way with the right of the Company to terminate his or her employment at any time, with or without cause.

(e)

Notwithstanding anything to the contrary herein, in the event a Non-Employee Director has served his or her full term, his or her Stock Options that are exercisable shall be exercisable until the termination date of his or her Stock Option.  If a Non-Employee Director shall die while serving on the Board, the portion of his or her Stock Option which is exercisable at the date of death may be exercised by his or her Designated Beneficiary (or if none has been effectively designated by his or her executor, administrator or the person to whom his or her rights under his or her Stock Option shall pass by will or by the laws of descent and distribution) at any time within one (1) year after the date of his or her death, but not later than the termination date of his or her Stock Option.  Nothing in the Plan or in any Stock Option granted pursuant hereto shall confer on any Non-Employee Director any right to continue as a director of the Company.

(f)

Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement duly executed by the Company and the optionee, in such form and containing such provisions as the Committee may from time to time authorize or approve.

9.

Adjustments.  The Stock Option Agreements shall contain such provisions as the Committee shall determine to be appropriate for the adjustment of the kind and number of shares subject to each outstanding Stock Option, or the Stock Option prices, or both, in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, liquidation, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares or the like.  In the event of any such change or changes in the outstanding Common Stock, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan may be appropriately adjusted by the Committee or the Board, whose determination shall be binding and conclusive.

10.

Amendment and Termination.

(a)

Unless the Plan shall have been otherwise terminated as provided herein, it shall terminate on, and no option shall be granted thereunder, after December 31, 2017.  The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for changes pursuant to Section 9); (ii) permit the grant of options to anyone other than Employees, including Employee directors, Non-Employee Directors and consultants; (iii) change the manner of determining the minimum stock exercise prices (except for changes pursuant to Section 9); or (iv) extend the period during which Stock Options may be granted or exercised.  Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the optionee to whom any Stock Option shall have theretofore been granted (or the person or persons entitled to exercise such Stock Option under Sections 8(a) or 8(c) of the Plan), terminate such optionee’s Stock Option or adversely affect such optionee’s rights thereunder.

(b)

Anything herein to the contrary notwithstanding, in the event that the Board shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of the Company, of any proposed consolidation or merger of the Company or the acceptance of any tender offer for a controlling number of shares of the Company (each of the foregoing a “Change of Control Event”), the Company may (i) accelerate the vesting schedule in such manner as the Company may decide in its sole discretion, or (ii) give written notice to the holder of any Stock Option that the portion of his or her Stock Option which is exercisable on the date of the notice may be exercised only within thirty (30) days after the date of such notice but not thereafter, and all rights under said Stock Option which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate is consummated within six (6) months after the date of such notice.  If such Change of Control Event shall not be consummated within said time period, no unexercised rights under any Stock Option shall be affected by such notice except that such Stock Option may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six month period.  Alternatively, outstanding Stock Options under the Plan may be assumed or converted to similar options in any surviving or acquiring entity, but, if the surviving or acquiring entity shall refuse to assume, or convert, said Stock Options, they shall be terminated if not exercised according to the requirements set forth above.

11.

Option Exercise Price.  The price per share to be paid by the optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the optioned Common Stock.  No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value.  Unless otherwise determined by the Committee, the price per share to be paid by the optionee at the time an NQO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value.  Anything contained herein to the contrary notwithstanding, the price per share with respect to any Stock Option granted prior to an IPO shall, unless otherwise determined by the Committee, be the price per share the Company’s Common Stock is sold to the public pursuant to the IPO, without regard to any underwriter’s discounts and similar costs.

12.

Ceiling of ISO Grants.  The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an optionee’s ISOs, together with incentive stock options granted under any other plan of the Company exercisable for the first time by such optionee during any calendar year, shall not exceed $100,000 (or the then applicable maximum under the Code).  If an optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000 (or the then applicable maximum under the Code), then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

13.

Indemnification.  Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person is or was a member of the Committee or the Board insofar as it relates to the Plan shall be indemnified by the Company, and the Company may advance such person’s related expenses, to the full extent permitted by law and/or the Certificate of Incorporation or By-laws of the Company.

14.

Effective Date of the Plan; Termination of the Plan and Stock Options.  The Plan shall become effective on the date of adoption by the Board.

15.

Expenses.  Except as otherwise provided herein for the payment of Federal, State and other governmental taxes, the Company shall pay all fees and expenses incurred in connection with the Plan and the issuance of the stock hereunder.

16.

Government Regulations, Registrations and Listing of Stock.

(a)

The Plan, and the grant and exercise of Stock Options thereunder, and the Company’s obligation to sell and deliver stock under such Stock Options shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may, in the opinion of the Company, be necessary or appropriate.

(b)

The Company may in its discretion require, whether or not a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the “Act”) is then in effect with respect to shares issuable upon exercise of any Stock Option or the offer and sale of such shares is exempt from the registration provisions of such Act, that as a condition precedent to the exercise of any Stock Option the person exercising the Stock Option give to the Company a written representation and undertaking satisfactory in form and substance to the Company that such person is acquiring the shares for his or her own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company’s satisfaction that the offer or sale of the shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Act or any similar act or statute or law or regulation in the event that a Registration statement under the Act is not then effective with respect to the Common Shares issued upon the exercise of such Stock Option; the Company may place upon any stock certificate appropriate legends referring to the restrictions on disposition under the Act.

(c)

In the event the class of shares issuable upon the exercise of any Stock Option is listed on any national securities exchange or Nasdaq, the Company shall not be required to issue a certificate for such shares upon the exercise of any Stock Option, or to list the shares so issuable on such national securities exchange or Nasdaq.